As filed with the Securities and Exchange Commission on December 7, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Fund, Inc.
(Exact name of registrant as specified in charter)

1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, TX 75240-2650
(Address of principal executive offices) (Zip code)

Gary B. Wood
1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, TX 75240-2650
(Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: 9/30/2012

Date of reporting period:  9/30/2012

Item 1. Reports to Stockholders.

A NO-LOAD
MUTUAL FUND

ANNUAL REPORT
Dated September 30, 2012

November 14, 2012

Dear Shareholders,

We are pleased to present the Annual report of Concorde Funds, Inc. for the fiscal year ended September 30, 2012.

Concorde Value Fund

Concorde Value Fund, managed by Concorde Investment Management, produced a net return of 23.77% for the fiscal year ending September 30, 2012.  During the second half of the fiscal year the Fund outperformed the Russell 2000, Lipper Multi-cap index and NASDAQ as some of the growth companies, which are overweighed in those indexes, suffered a pullback and the Fund’s defensive positioning was beneficial.  In the first half of the fiscal year, however, the indexes which had larger components of growth type stocks performed somewhat better than the Fund.

			Annualized	Annualized
	6 Months*	Full Fiscal Year*	5 Years Ending*	10 Years Ending*
	April 2012-Sept 2012	Oct 2011-Sept 2012	Sept 2012	Sept 2012
Concorde Value Fund	1.98%	23.77%	-4.46%	3.68%
S&P 500	3.43%	30.20%	1.05%	8.01%
Russell 3000
Value Total Return	4.03%	31.05%	-0.72%	8.28%
Russell 2000 Total Return	1.60%	31.91%	2.21%	10.17%
Lipper Multi-Cap Value	1.27%	28.89%	-1.30%	7.29%
NASDAQ National Composite	0.77%	29.04%	3.35%	10.61%

*	Source – Morningstar, Inc.; US Bancorp Fund Services, LLC

Performance followed a persistent upward trend during the year except for a two month period during the fiscal third quarter (April-June) and November 2011.  Relative performance was better during the last half of the year, particularly enhanced by the third quarter record during the April-May sell-off.  As described below, gains were consistent over most industry sectors although individual stock performance was varied.

Sectors which contributed the largest gains included consumer cyclical, consumer defensive and healthcare.  Gains in those groups also exceeded modestly the advances in the respective broad based index sectors.  The Fund had two large holdings in consumer defensive, General Mills and A-B Inbev.  Both companies benefitted from both their continued steady business progress on the worldwide stage and investor’s increasing desire for dividend paying securities which have displayed the ability to weather economic uncertainty.  Both companies increased their annual dividends during the year.  In the consumer cyclical area, the Fund has several holdings which contributed varying positive returns.  Lowes Companies, a long Fund holding, increased over 50% for the year as investors perceived a stabilizing domestic housing market and recognized the potential of a business that has weathered a severe residential recession over five years while maintaining good profitability and cash flow.  Hanesbrands and Walt Disney Co., both strong leaders in their respective markets, also posted gains with Disney stock also up greater than 50% for the year.  In healthcare, all fund positions had gains with a wide variety of performance.  Johnson & Johnson contributed the smallest at around 10% including dividends as the company attempts to emerge from manufacturing quality problems over the past two years.  We believe that this resolution along with good results in other areas should lead to better stock performance in the future.  Abbott Labs and Quest Diagnostics rose meaningfully as business progressed and investors anticipated the splitting of Abbott to occur near year end and the demographic windfall that should assist both companies.  HCA Holdings advanced greater than 50% as investor concern over healthcare laws abated and business results were good.

The two industry groups which included positions with any negative performance for the year were Utilities and Energy.  The only holding in the utilities sector, Exelon, fell approximately 10% for the year including dividends.  The stock price has struggled with concerns over earnings pressure that will likely persist over the next 2-3 years as a result of lower natural gas prices and the integration of the Constellation Group, a large retail utility operation.  We believe the long term value of the low cost generating assets in the wholesale division are not being recognized even as the short term issues persist and plan to hold the position for now.  In the Energy group, Conoco Philips contributed a modest total return loss for the year as the company spun off the chemicals and downstream business, which we sold.  The remaining pure exploration and production company had modest results as a result primarily of weaker commodity pricing.  We believe the intrinsic value of the remaining business is undervalued.  Other Energy holdings which posted good positive performance for the year included Canadian Oil Sands which increased their dividend, Devon Energy and ExxonMobil.  A new holding, Kinder Morgan Inc., contributed a modest gain in a partial year and should generate an increasing dividend over the next several years.  Poseidon Concepts, a smaller Canadian energy service company, also rose from our purchase price and has a meaningful monthly dividend.

The Financial Services group, with two large holdings, rose significantly as Aon PLC and Travelers Companies both gains in excess of 25%.  Both of these companies are beginning to benefit both from a firming property and casualty pricing environment and a more constructive business environment worldwide.  We expect the trend toward better pricing in particular to persist and believe there is a meaningful gap between the current stock prices and their intrinsic value.  All of the positions in Technology rose, although combined the sector performance lagged their respective index sectors.  All of the Fund’s holdings, Agilent Technologies, EMC, Microsoft and Oracle are leaders in at least parts of their business offerings and we believe have the research and financial capacity to maintain those positions.  Their commitment to spending aggressively in development and maintaining technologic leads are critical in their industry segments.  Revenue trends will follow overall business activity worldwide.

The last sector to review, Industrials, contributed positive performance; however, individual stock progress varied widely.  CAE, Inc., and Waste Management had the smallest gains.  Both have made positive, yet modest progress after the recession ended in 2009.  We believe both are good holds but will need improved activity in the U.S. (Waste Management) and North America and internationally (CAE) for results to accelerate.  Among the remaining names, Deere & Co., Union Pacific, Fiserv and UPS all rose as business results increased and investors continued to recognize not only this progress but the future potential of these industry leaders.

Given the defensive bias of the Fund and the stocks held in the Fund, the solid 23.77% performance for the fiscal year was a continuation of the recovery in market performance, which has generally been underway in the broader markets since the market bottom in early 2009.  The performance has been, to some extent, in spite of slow US economic growth, a complex US political environment and concerns of contagion effects of the problems in the Eurozone markets.  We believe that current market valuations of the Fund’s holdings already reflect the most likely consequences of the macro backdrop and are therefore reasonable, and companies in the Fund’s investment holdings have a solid longer term outlook.  We will continue to manage the fund with an eye to capital preservation during the current transitory environment as uncertainties surrounding legislative initiatives for tax policy and monetary policy will create a volatile period for equities.

Thank you for your continued support.  We will continue to strive for the highest professional standards of performance and stewardship in the management of the Value Fund.

Best regards,

Gary B. Wood, Ph.D.
President

Concorde Value Fund
Performance Comparison
9/30/2012 Value of $10,000 Invested on 9/30/2002

NOTE:
The Russell 3000 Value Index measures the performance of the Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.  The S&P 500 consists of 500 selected stocks, most of which are listed on the New York Stock Exchange.  It is a widely recognized unmanaged index of stock prices.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CONCORDE VALUE FUND
PORTFOLIO HOLDINGS BY SECTOR
September 30, 2012

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of September 30, 2012.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

September 30, 2012

		Fair	Percent of
	Shares	Value	Net Assets
COMMON STOCKS - 92.19%
AMUSEMENT & THEME PARKS
The Walt Disney Co.	5,500	$287,540	2.61%
BREAKFAST CEREAL MANUFACTURING
General Mills, Inc.	7,800	310,830	2.82
BREWERIES
Anheuser Busch InBev NV - ADR (b)	6,200	532,642	4.83
CLOTHING ACCESSORIES STORES
Hanesbrands, Inc. (a)	11,500	366,620	3.32
COMPUTER STORAGE DEVICE MANUFACTURING
EMC Corp. (a)	14,500	395,415	3.59
CRUDE PETROLEUM & NATURAL GAS EXTRACTION
Canadian Oil Sands Ltd. (c)	9,500	203,015	1.84
Devon Energy Corp.	6,500	393,250	3.57
		596,265	5.41
DATA PROCESSING
Fiserv, Inc. (a)	4,000	296,120	2.69
DIRECT LIFE INSURANCE CARRIERS
Aon Corp. (c)	8,500	444,465	4.03
DIRECT PROPERTY & CASUALTY
INSURANCE CARRIERS
Travelers Companies, Inc.	8,000	546,080	4.95
FARM MACHINERY &
EQUIPMENT MANUFACTURING
Deere & Co.	3,400	280,466	2.54
GENERAL MEDICAL & SURGICAL HOSPITALS
HCA Holdings, Inc.	12,000	399,000	3.62
HOME CENTERS
Lowe’s Companies, Inc.	9,500	287,280	2.60
INSTRUMENT MANUFACTURING FOR MEASURING
Agilent Technologies, Inc.	7,000	269,150	2.44
LINE-HAUL RAILROADS
Union Pacific Corp.	2,800	332,360	3.01
LOCAL MESSENGERS & LOCAL DELIVERY
United Parcel Service, Inc.	3,400	243,338	2.21
MEDICAL LABORATORIES
Quest Diagnostics, Inc.	4,500	285,435	2.59

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2012

		Fair	Percent of
	Shares	Value	Net Assets
COMMON STOCKS (continued)
MOTOR VEHICLE STEERING &
SUSPENSION COMPONENTS MANUFACTURING
Titan International, Inc.	12,500	$220,750	2.00%
NATURAL GAS DISTRIBUTION
Kinder Morgan, Inc.	8,000	284,160	2.58
NUCLEAR ELECTRIC POWER GENERATION
Exelon Corp.	9,000	320,220	2.90
PETROLEUM REFINERIES
ConocoPhillips	3,500	200,130	1.81
Exxon Mobil Corp.	1,600	146,320	1.33
		346,450	3.14
PHARMACEUTICAL
PREPARATION MANUFACTURING
Abbott Laboratories	8,400	575,904	5.22
Johnson & Johnson	4,000	275,640	2.50
		851,544	7.72
POTASH, SODA, & BORATE MINERAL MINING
Potash Corp. Saskatchewan - ADR (b)	6,500	282,230	2.56
SERVICE INDUSTRY
MACHINERY MANUFACTURING
CAE, Inc. (c)	28,000	298,480	2.71
SOFTWARE PUBLISHERS
Microsoft Corp.	15,500	461,590	4.19
Oracle Corp.	9,600	302,304	2.74
		763,894	6.93
SOLID WASTE LANDFILL
Waste Management, Inc.	12,000	384,960	3.49
SUPPORT ACTIVITIES FOR OIL & GAS OPERATIONS
Poseidon Concepts Corp. (c)	14,500	215,992	1.96
WOOD KITCHEN CABINET &
COUNTERTOP MANUFACTURING
Fortune Brands Home & Security, Inc. (a)	12,000	324,120	2.94
TOTAL COMMON STOCKS (Cost $7,064,289)		10,165,806	92.19

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2012

		Fair	Percent of
	Shares	Value	Net Assets
SHORT-TERM INVESTMENTS - 8.02%
Fidelity Institutional Money Market -
Select Class, 0.11% (d)	400,000	$400,000	3.63%
First American Prime Obligations
Fund - Class Y, 0.00% (d)	84,593	84,593	0.76
The STIC Prime Portfolio -
Institutional Class, 0.09% (d)	400,000	400,000	3.63
TOTAL SHORT-TERM INVESTMENTS (Cost $884,593)		884,593	8.02
Total Investments (Cost $7,948,882) - 100.21%		11,050,399	100.21
Liabilities in Excess of Other Assets - (0.21)%		(22,967)	-0.21
TOTAL NET ASSETS - 100.00%		$11,027,432	100.00%

Notes:
ADR American Depository Receipt
(a)	Presently non-income producing.
(b)	Foreign issued security listed directly on a U.S. securities exchange.
(c)	Foreign issued security traded over-the-counter in the U.S.
(d)	Rate shown is the 7-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2012

ASSETS
Investments in securities, at fair value (cost $7,948,882)	$11,050,399
Cash	1,208
Receivables
Dividends	5,903
Interest	66
Prepaid expense	2,884
Other asset	3,347
TOTAL ASSETS	11,063,807

LIABILITIES
Investment advisory fee payable	8,199
Accrued expenses	28,176
TOTAL LIABILITIES	36,375
NET ASSETS	$11,027,432

Composition of Net Assets:
Net capital paid in on shares of capital stock	$9,690,053
Accumulated net investment income	20,358
Accumulated net realized loss	(1,784,496)
Net unrealized appreciation	3,101,517
NET ASSETS	$11,027,432
Capital shares outstanding	893,905

Net asset value, offering price and redemption price per share	$12.34

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2012

Investment income
Dividends (net of foreign withholding taxes of $8,794)	$244,001
Interest	813
Total investment income	244,814
Expenses
Investment advisory fees (Note 5)	95,300
Administration fees	38,349
Fund accounting fees	27,053
Professional fees	19,572
Transfer agent fees	17,000
Printing, postage and delivery	11,904
Other expenses	8,340
Custodian fees	3,130
Directors fees	2,099
Federal and state registration fees	1,706
Total expenses	224,453
NET INVESTMENT INCOME	20,361
REALIZED AND UNREALIZED
GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments in securities	(12,359)
Net increase in unrealized appreciation
on investments in securities	2,179,786
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	2,167,427
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,187,788

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2012	Sept. 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$20,361	$(26,369)
Net realized gain (loss) from investments	(12,359)	807,011
Net unrealized appreciation (depreciation) on investments	2,179,786	(1,365,073)
Net increase (decrease) in net assets resulting from operations	2,187,788	(584,431)
CAPITAL SHARE TRANSACTIONS — NET (Note 3)	(491,112)	(580,187)
Total increase (decrease) in net assets	1,696,676	(1,164,618)
NET ASSETS
Beginning of year	9,330,756	10,495,374
End of year (including accumulated net investment
income of $20,358 and $0, respectively)	$11,027,432	$9,330,756

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

	Year ended September 30,
	2012	2011	2010	2009	2008
PER SHARE DATA(1):
Net asset value, beginning of year	$9.97	$10.65	$9.98	$12.74	$18.39
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.03)	(0.03)	(0.02)	0.01
Net realized and unrealized
gain (loss) on investments	2.35	(0.65)	0.70	(2.14)	(3.88)
Total income (loss) from
investment operations	2.37	(0.68)	0.67	(2.16)	(3.87)
Less distributions:
Distributions from net
investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	(0.60)	(1.78)
Total distributions	—	—	—	(0.60)	(1.78)
Net asset value, end of year	$12.34	$9.97	$10.65	$9.98	$12.74
TOTAL RETURN	23.77%	(6.38%)	6.71%	(16.40%)	(22.98%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$11,027	$9,331	$10,495	$12,487	$14,115
Ratio of expenses to average net assets	2.12%	2.07%	2.02%	2.00%	1.62%
Ratio of net investment income (loss)
to average net assets	0.19%	(0.24%)	(0.32%)	(0.24%)	0.03%
Portfolio turnover rate	19%	37%	33%	51%	34%

(1)	Per share information has been calculated using the average number of shares outstanding.

The accompanying notes are an integral part of these financial highlights.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS

Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund’s Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. The Company presently has no series other than the Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

VALUATION OF SECURITIES

All investments in securities are recorded at fair value, as described in note 2.

FEDERAL INCOME TAXES

The Fund’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains to its shareholders.  The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed investment income and capital gains.  Therefore, no federal income or excise tax provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes.  The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  For the year ended September 30, 2012, the Fund decreased accumulated net investment income by $3 and decreased undistributed net realized loss by $3.  These reclassifications have no effect on net assets, results of operations or net asset value per share.  The permanent differences relate to foreign currency reclassification. Also, due to the timing of dividend

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

FEDERAL INCOME TAXES (CONTINUED)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of September 30, 2012, open Federal tax years include the tax years ended September 30, 2009 through 2011.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized, over the life of the respective securities.

DIVIDENDS AND DISTRIBUTIONS

Distributions to shareholders, which are determined in accordance of income tax regulations, are recorded on the ex-date. The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute substantially all of its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

OPTION WRITING

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

DERIVATIVES

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the fiscal year ended September 30, 2012, the Fund did not hold any derivatives instruments.

EVENTS SUBSEQUENT TO THE FISCAL PERIOD END

The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. Management has evaluated the Fund’s related events and transactions that occurred subsequent to September 30, 2012, through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Fund’s financial statements.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Summary of Fair Value Exposure

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at fair value.  Securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price, except for call options written for which the last quoted bid price is used.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Mutual Funds – Investments in mutual funds are generally priced at the ending net asset value (NAV) provided by the service agent of the Funds and will be classified as Level 1 securities.

Bonds & Notes – Bonds and notes are valued at the last quoted bid price obtained from independent pricing services.  Short-term demand notes and certificates of deposit are stated at amortized cost, which approximates fair value.  Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices.

Short-Term Debt Securities – Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Summary of Fair Value Exposure (continued)

value.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith following procedures approved by the Board.  Pursuant to those procedures, the Board considers, among other things; the last sale price on the securities exchange, if any, on which a security is primarily traded; the mean between the bid and asked prices; price quotations from an approved pricing service; yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant; and other factors as necessary to determine a fair value under certain circumstances.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Summary of Fair Value Exposure (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks
Amusement & Theme Parks	$287,540	$—	$—	$287,540
Breakfast Cereal Manufacturing	310,830	—	—	310,830
Breweries	532,642	—	—	532,642
Clothing Accessories Stores	366,620	—	—	366,620
Computer Storage Device Manufacturing	395,415	—	—	395,415
Crude Petroleum & Natural Gas Extraction	596,265	—	—	596,265
Data Processing	296,120	—	—	296,120
Direct Life Insurance Carriers	444,465	—	—	444,465
Direct Property & Casualty Insurance Carriers	546,080	—	—	546,080
Farm Machinery & Equipment Manufacturing	280,466	—	—	280,466
General Medical and Surgical Hospitals	399,000	—	—	399,000
Home Centers	287,280	—	—	287,280
Instrument Manufacturing for Measuring	269,150	—	—	269,150
Line-Haul Railroads	332,360	—	—	332,360
Local Messengers & Local Delivery	243,338	—	—	243,338
Medical Laboratories	285,435	—	—	285,435
Motor Vehicle Steering & Suspension
Components Manufacturing	220,750	—	—	220,750
Natural Gas Distribution	284,160	—	—	284,160
Nuclear Electric Power Generation	320,220	—	—	320,220
Petroleum Refineries	346,450	—	—	346,450
Pharmaceutical Preparation Manufacturing	851,544	—	—	851,544
Potash, Soda, & Borate Mineral Mining	282,230	—	—	282,230
Service Industry Machinery Manufacturing	298,480	—	—	298,480
Software Publishers	763,894	—	—	763,894
Solid Waste Landfill	384,960	—	—	384,960
Support Activities for Oil & Gas Operations	215,992	—	—	215,992
Wood Kitchen Cabinet & Countertop
Manufacturing	324,120	—	—	324,120
Total Common Stocks	10,165,806	—	—	10,165,806
Short-Term Investments	884,593	—	—	884,593
Total Investments	$11,050,399	$—	$—	$11,050,399

Transfers between levels are recognized at the end of the reporting period. During the fiscal year ended September 30, 2012, the Fund recognized no transfers to/from level 1 and level 2.  There were no level 3 securities held in the Fund during the fiscal year ended September 30, 2012.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 3 – Capital Share Transactions

As of September 30, 2012, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund’s series and the remaining balance is unallocated for future use.  As of September 30, 2012, capital paid-in aggregated $9,690,053.

Transactions in shares of capital stock for the fiscal year ended September 30, 2012 and September 30, 2011 were as follows:

	Year Ended		Year Ended
	September 30, 2012		September 30, 2011
	Shares	Amount	Shares	Amount
Shares sold	5,519	$66,000	7,449	$89,247
Shares issued in reinvestment of dividends	—	—	—	—
	5,519	66,000	7,449	89,247
Shares redeemed	(47,704)	(557,112)	(56,700)	(669,434)
Net increase (decrease)	(42,185)	$(491,112)	(49,251)	$(580,187)

Note 4 – Investment Transactions

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were $1,827,755 and $2,582,031, respectively.  The cost of purchases and proceeds from sales of short-term securities aggregated $2,740,920 and $2,502,124, respectively, for the fiscal year ended September 30, 2012.

Note 5 – Investment Advisory Fees and Other Transactions with Affiliates

The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Concorde) to act as the Fund’s investment advisor. Concorde provides the Fund with investment advice and recommendations consistent with the Fund’s investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde receives an annual fee of 0.90% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $95,300 for the fiscal year ended September 30, 2012, of which $8,199 was payable at September 30, 2012.

Certain directors and officers of the Company are also directors, officers and/or employees of Concorde.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 6 – Federal Tax Information

At September 30, 2012, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments (a)	$7,951,526
Gross tax unrealized appreciation	3,273,849
Gross tax unrealized depreciation	(174,976)
Net tax unrealized appreciation	$3,098,873
Undistributed ordinary income	20,358
Undistributed long-term capital gain	—
Total distributable earnings	$20,358
Other accumulated gains (losses)	(1,781,852)
Total accumulated earnings (losses)	$1,337,379

(a)	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes primarily due to wash sale adjustments.

At September 30, 2012, the Fund’s most recent fiscal year end, the Fund had tax basis capital losses of $1,755,487, which may be carried over to offset future capital gains and expires on September 30, 2018.  The Fund utilized a capital loss carryover in the amount of $4,016 during the year ended September 30, 2012.  Additionally, at September 30, 2012, the Fund had $26,365 of post-October capital losses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors of
Concorde Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Concorde Value Fund portfolio of Concorde Funds, Inc. (Fund), including the schedule of investments in securities, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Value Fund portfolio of Concorde Funds, Inc. as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRAD A. KINDER, CPA

Flower Mound, Texas
November 14, 2012

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS

Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2012 is available without charge, upon request, by calling (972) 701-5400.  Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q.  The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 701-5400, (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room.

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to decrease costs, the FUND intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-294-1699 to request individual copies of these documents.  Once the FUND receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

FUND EXPENSES (Unaudited)

As a shareholder of the FUND, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other FUND expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the FUND and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended September 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the FUND’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the FUND’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the FUND and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  While the FUND does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 4/1/12	Value – 9/30/12	Six Months Ended 9/30/12
Actual	$1,000.00	$1,019.80	$10.40
Hypothetical (5% return before expenses)	$1,000.00	$1,014.70	$10.38

*
Expenses are equal to the FUND’s annualized expense ratio of 2.06%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period ended September 30, 2012).

DIRECTORS AND OFFICERS (Unaudited)

DIRECTORS AND OFFICERS

The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and Officers and is available, without charge, upon request by calling (972) 701-5400.

	Position(s)	Term of Office		Other
Name,	Held with	and Length	Principal Occupation(s)	Directorships
Address and Age	the Fund	of Time Served	During Past 5 Years	Held by Director

“Disinterested Persons”

William Marcy	Director	Indefinite, until	Executive Director of the Murdough	None
Age: 70		successor elected	Center for Engineering Professionalism
Address: 1810 Bangor Ave,			and the National Institute for
Lubbock, Texas 79416		Since 2006	Engineering Ethics, Texas Tech
University. He is a former Provost
and Senior Vice President for Academic
Affairs, Texas Tech University.

John H. Wilson	Chairman	Indefinite, until	President of U.S. Equity Corporation,	Capital Southwest
Age: 70	and Director	successor elected	a venture capital firm since 1983.	Corporation, Encore
Address:				Wire Corporation.
1000 Three Lincoln Centre		Since 1992
5430 LBJ Freeway LB3
Dallas, Texas 75240

“Interested Persons”

Gary B. Wood, Ph.D.*	President,	Indefinite, until	President, Secretary, Treasurer and	OmniMed Corporation
Age: 63	Chief	successor elected	a Director of the Advisor and	eOriginal, Inc.,
Address:	Compliance	(as Director)	Concorde Capital Corporation, an	COMM Group, Inc.,
1000 Three Lincoln Centre	Officer,		exempt reporting advisor to private	Concorde Capital
5430 LBJ Freeway LB3	Treasurer	One-year term	funds affiliated with the Advisor. He	Corporation,
Dallas, Texas 75240	and Director	(as officer)	is also Chairman of the Board and	International Hospital
			Interim CEO of International	Corporation Holding,
		Since 1987	Hospital Corporation and its	NV.
subsidiaries, which owns, develops
and manages private healthcare
facilities in Mexico, Central America
and Brazil.

John A. Stetter	Secretary	One-year term	Vice President and Portfolio
Age: 57			Manager for the Advisor.
Address:		Since 1998
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240

*	Dr. Wood is a director who is an “interested person” of FUND as that term is defined in the Investment Company Act of 1940.

CONCORDE FUNDS, INC.
PRIVACY POLICY

We collect the following nonpublic personal information about you:

•
Information we receive from you or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products and services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR
Concorde Investment Management
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240

OFFICERS
Gary B. Wood, Ph.D.
President and Treasurer
John A. Stetter
Secretary

DIRECTORS
William Marcy
John H. Wilson
Gary B. Wood, Ph.D.

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA
815 Parker Square
Flower Mound, Texas 75028

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

TELEPHONE
(972) 701-5400
(Fund information)
(800) 294-1699
(Shareholder account information)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-294-1699.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2012	FYE 09/30/2011
Audit Fees	$17,000	$17,000
Audit-Related Fees	None	None
Tax Fees	$1,000	$1,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Brad A. Kinder, CPA applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2012	FYE 09/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2012	FYE 09/30/2011
Registrant	None	None
Registrant’s Investment Adviser	$1,750	$1,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to previous Form N-CSR filed November 18, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, President

Date     December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, Principal Executive Officer

Date     December 6, 2012

By (Signature and Title)*    /s/Gary B. Wood
Gary B. Wood, Principal Financial Officer

Date     December 6, 2012